EXHIBIT 32.2

                                  CERTIFICATION


I, Charles J. Novak, Chief Financial Officer of Integrated Surgical Systems, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




 Dated: May 11, 2004                          /s/ Charles J. Novak
                                              ---------------------------------
                                                  Charles J. Novak
                                                  Chief Financial Officer